                                SECOND FIDUCIARY
                                  EXCHANGE FUND

                                 An Eaton Vance
                                  Exchange Fund

                                  Annual Report
                                December 31, 1995

                                 TO SHAREHOLDERS

SECOND FIDUCIARY EXCHANGE FUND HAD A TOTAL RETURN OF 31.0% DURING THE YEAR ENDED DECEMBER 31, 1995. That return represented an increase in net asset value per share to $161.10 from $125.59, and the reinvestment of $2.25 per share in income dividends and $1.17 per share in capital gain distributions. By comparison, the S&P 500 Index, an unmanaged index of common stocks, had a return of 37.6% and the Lipper Growth Fund Index, an index of 30 growth funds, had a return of 31.4% during the same period.

  SHAREHOLDERS RECEIVED INCOME DIVIDENDS TOTALING $2.25 PER SHARE AND CAPITAL GAIN DISTRIBUTIONS OF $1.17 PER SHARE DURING THE 12 MONTHS ENDED DECEMBER 31, 1995.

THE STOCK MARKET PERFORMED VERY WELL DURING THE YEAR, REACHING RECORD LEVELS ON SEVERAL OCCASIONS. The market's behavior was a positive response to an improved interest rate environment and prospects for continuing economic growth. The crucial issue during the first half of the year was whether the Federal Reserve's previous tightening of its target federal funds rate would cause a recession or would provide a "soft landing" for the economy. As the year progressed, it became clear that the Fed had succeeded in engineering the soft landing that it had sought.

CONCERNED ABOUT THE ECONOMY SLOWING TOO MUCH, THE FED LOWERED ITS RATE BY A QUARTER OF A PERCENTAGE POINT IN JULY, THE FIRST DOWNWARD CHANGE SINCE SEPTEMBER, 1992. Another quarter-point decrease was announced in December. The stock market reacted positively to both these changes, which, combined with an overall lack of inflationary pressure, helped the economy continue to advance slowly but steadily.

THIS HAS BEEN A PERIOD OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Large capitalization stocks led the market surge early in the period. Many major corporations saw sharply escalating profits, reflecting a favorable economy and the substantial cost-reduction and productivity initiatives they have undertaken in recent years.

AMONG THE STRONGER SECTORS OF THE STOCK MARKET DURING MOST OF 1995 WERE TECHNOLOGY, HEALTH CARE AND FINANCIAL SERVICES. Intel Corp., the only technology stock among the Fund's 10 largest holdings, gained 76%, while Digital Equipment Corp. gained nearly 89%. International Business Machines Corp. was up nearly 23%. Among healthcare holdings, Baxter International, Inc. gained 47%, Merck & Co., up nearly 70%, and Warner Lambert Co., up 26%. In the financial services sector, Wells Fargo & Co. was up 48%.

[Photo of Landon T. Clay]

"REGARDLESS OF SHORT-TERM CONDITIONS, WE BELIEVE THAT A STRATEGY OF INVESTING IN
 A PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO PROVIDE SOLID LONG-TERM PERFORMANCE."

THE FUND'S LARGEST HOLDING, PEPSICO, INC., GAINED 53% DURING THE YEAR. The second-largest, General Electric Co., was up nearly 40%. Great Lakes Chemical and Chubb Corp., the Fund's third- and fourth-largest holdings, posted gains of 27% and 24%, respectively.

LOOKING TO 1996, WE CONTINUE TO HAVE A BASICALLY POSITIVE OUTLOOK ABOUT STOCK INVESTMENTS BECAUSE OF THE CONTINUED PROSPECTS FOR LOW INFLATION AND STEADY ECONOMIC GROWTH. However, the market may be more vulnerable than usual to a correction because of the recent strong runup in stock prices.

REGARDLESS OF SHORT-TERM MARKET CONDITIONS, WE BELIEVE THAT A STRATEGY OF INVESTING IN A PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO PROVIDE SOLID LONG-TERM PERFORMANCE. Because this remains the strategy of Second Fiduciary Exchange Fund, I am confident that the Fund will continue to participate in the growth of the economy.

                                   Sincerely,

                               /s/Landon T. Clay

                                 LANDON T. CLAY
                                    President
                                February 21, 1996

------------------------------------------------------------------------------
                               SECOND FIDUCIARY
                             EXCHANGE FUND, INC.
                              DECEMBER 31, 1995
                                 (UNAUDITED)
INVESTMENT CHANGES
SIX MONTHS ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------
                                                               Shares Owned
         INCREASES                                          6/30/95   12/31/95
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                        --    20,000
------------------------------------------------------------------------------
Astra AB ADR -- Series B                                      8,200   30,000
------------------------------------------------------------------------------
Ericsson LTM Telephone                                          --    44,000
------------------------------------------------------------------------------
Houghton Mifflin                                                --     8,000
------------------------------------------------------------------------------
Memtec Ltd. ADR                                                 --    38,750
------------------------------------------------------------------------------
MGIC Investment                                                 --    25,000
------------------------------------------------------------------------------
Motorola Inc.                                                   --    20,000
------------------------------------------------------------------------------
DECREASES*
------------------------------------------------------------------------------
Banyan Inc.                                                   70,000    --
------------------------------------------------------------------------------
Gap Stores                                                    30,000    --
------------------------------------------------------------------------------
General Electric Co.                                          52,140  52,030
------------------------------------------------------------------------------
Intel Corp.                                                   63,840  54,190
------------------------------------------------------------------------------
Lotus Development Corp.                                       11,305    --
------------------------------------------------------------------------------
Novell Inc.                                                   72,500    --
------------------------------------------------------------------------------
Telephonos De Mexico S.A. de C.V. ADR                          8,000    --
------------------------------------------------------------------------------
*Includes investments paid in kind on redemptions.

OTHER CHANGES
------------------------------------------------------------------------------
     Shares
------------------------------------------------------------------------------
     30,000       Millipore Corp. in a 2 for 1 stock split
------------------------------------------------------------------------------
     30,900       Raytheon Co. in a 2 for 1 stock split
------------------------------------------------------------------------------
     40,000       Sealed Air Corp. in a 2 for 1 stock split
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

------------------------------------------------------------------------------
                   COMMON STOCKS - 95.8%
------------------------------------------------------------------------------
Name of Company                                Shares           Value
------------------------------------------------------------------------------
BANKS - 1.2%
Wells Fargo & Co.                                  4,265       $   921,240
                                                               -----------

BROADCAST-CABLE - 0.8%
Cox Communications - Class A*                     30,503       $   594,808
                                                               -----------

BUSINESS PRODUCTS AND SERVICES - 3.8%
DeLuxe Corp.                                      57,150       $ 1,657,350
General Motors Corp., Class E                     25,000         1,300,000
                                                               -----------
                                                               $ 2,957,350
                                                               -----------
CHEMICALS - 9.7%
Bayer AG ADR                                      40,000       $ 1,057,796
DuPont (E.I.) de Nemours & Co., Inc.              45,000         3,144,375
Great Lakes Chemical Corp.                        45,100         3,247,200
                                                               -----------
                                                               $ 7,449,371
                                                               -----------
CHEMICALS-SPECIALTY - 11.1%
Corning Inc.                                      35,000       $ 1,120,000
International Specialty Products Inc.             87,500           951,562
Loctite Corp.                                     23,000         1,092,500
Memtec Ltd.                                       38,750           644,219
Millipore Corp.                                   60,000         2,467,500
Sealed Air Corp.*                                 80,000         2,250,000
                                                               -----------
                                                               $ 8,525,781
                                                               -----------
COMMUNICATIONS EQUIPMENT - 2.6%
Ericsson (L.M.) Telephone Co.                     44,000       $   858,000
Motorola, Inc.                                    20,000         1,140,000
                                                               -----------
                                                               $ 1,998,000
                                                               -----------
CONSTRUCTION & REAL ESTATE - 1.3%
Gilbert Associates, Inc. Class A                  78,125       $   976,562
                                                               -----------

CONSUMER PRODUCTS - 5.1%
PepsiCo, Inc.                                     69,996       $ 3,911,026
                                                               -----------

DRUGS & MEDICAL - 8.6%
Astra AB ADR - Series B                           30,000       $ 1,190,541
Bausch & Lomb, Inc.                               14,680           581,695
Baxter International Inc.                         47,650         1,995,344
Caremark, Inc.                                    14,625           265,078
Merck & Co., Inc.                                 25,000         1,643,750
Warner-Lambert Co.                                 9,442           917,054
                                                               -----------
                                                               $ 6,593,462
                                                               -----------
ELECTRICAL EQUIPMENT - 4.9%
General Electric Co.                              52,030       $ 3,746,160
                                                               -----------

ELECTRONICS - 7.8%
Intel Corp.                                       54,190       $ 3,075,283
Raytheon Co.                                      61,800         2,920,050
                                                               -----------
                                                               $ 5,995,333
                                                               -----------
ENERGY - 1.4%
Anadarko Petroleum Corp.                          20,000       $ 1,082,500
                                                               -----------

FOREST PRODUCTS - 2.3%
Union Camp Corp.                                  37,800       $ 1,800,225
                                                               -----------

GAS DISTRIBUTION & TRANSMISSION - 1.2%
Sonat, Inc.                                       27,200       $   969,000
                                                               -----------

INSURANCE - 6.7%
Chubb Corp.                                       33,060       $ 3,198,555
MGIC Investment Corp.                             25,000         1,356,250
Provident Companies, Inc.                         20,889           707,615
                                                               -----------
                                                               $ 5,262,420
                                                               -----------
LEISURE/ENTERTAINMENT - 2.2%
Disney (Walt) Company                             29,000       $ 1,711,000
                                                               -----------

MACHINERY & EQUIPMENT - 3.5%
Illinois Tool Works Inc.                          10,000       $   590,000
Tecumseh Products Co., Class A                    40,350         2,088,113
                                                               -----------
                                                               $ 2,678,113
                                                               -----------
OFFICE EQUIPMENT - 3.8%
Digital Equipment Corp.*                          23,100       $ 1,481,288
International Business Machines Corp.             15,590         1,430,383
                                                               -----------
                                                               $ 2,911,671
                                                               -----------
PETROLEUM - 4.4%
Chevron Corp.                                     40,000       $ 2,100,000
Mobil Corp.                                       11,898         1,332,576
                                                               -----------
                                                               $ 3,432,576
                                                               -----------
PETROLEUM SERVICES AND EQUIPMENT - 3.7%
Schlumberger Ltd.                                 40,864       $ 2,829,832
                                                               -----------

POLLUTION CONTROL - 1.5%
WMX Technologies, Inc.                            40,000       $ 1,195,000
                                                               -----------

PUBLISHING AND PRINTING - 6.7%
Dun & Bradstreet Corp.                            25,700       $ 1,664,075
Houghton Mifflin Co.                               8,000           344,000
McGraw-Hill Inc.                                  12,804         1,115,548
Times Mirror Co., Class A                         49,576         1,679,387
Harcourt General, Inc.                            10,000           418,750
                                                               -----------
                                                               $ 5,221,760
                                                               -----------
SPECIAL PRODUCTS AND SERVICES - 1.5%
Wheelabrator Technologies Inc.                    70,000       $ 1,172,500
                                                               -----------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $18,525,691)                           $73,935,690
                                                               -----------

------------------------------------------------------------------------------
                     SHORT-TERM OBLIGATIONS - 4.4%
------------------------------------------------------------------------------
                                        Face Amount
                                        (000 Omitted)
------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.92%
  due 1/03/96                                   $  3,000       $ 2,999,013
Melville Corp., 5.90% due 1/02/96                    396           395,935
                                                               -----------
    TOTAL SHORT-TERM OBLIGATIONS,
      AT AMORTIZED COST                                        $ 3,394,948
                                                               -----------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $21,920,639) - 100.2%                  $77,330,638
    OTHER ASSETS, LESS LIABILITIES - (0.2%)                       (171,800)
                                                               -----------
    NET ASSETS -  100%                                         $77,158,838
                                                               ===========

*Non-income producing security.

                      See notes to financial statements

------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
     $21,920,639)                                                $77,330,638
  Cash                                                                 1,244
  Dividends receivable                                               127,581
  Other assets                                                         4,243
                                                                 -----------
      Total assets                                               $77,463,706
LIABILITIES:
  Federal tax on undistributed net realized long-term
    gain, payable on behalf of shareholders (Note 1B)  $293,577
  Payable to affiliate --
    Directors' fees                                       1,396
  Accrued expenses                                        9,895
                                                       --------
      Total liabilities                                              304,868
                                                                 -----------
NET ASSETS for 478,938 shares of capital stock outstanding       $77,158,838
                                                                 ===========
SOURCES OF NET ASSETS:
  Accumulated net realized gain on investment
    transactions (computed on the basis of identified
    cost), less the excess of cost of capital stock
    redeemed over proceeds from sales of capital
    stock (including shares issued to shareholders
    electing to receive payment of distributions in
    capital stock)                                               $32,334,613
  Accumulated distributions of net realized gain on
    investments as computed for federal income tax
    purposes                                                      (1,088,092)
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                 55,409,999
  Provision for federal tax on undistributed net
    realized long-term capital gain, paid on behalf
    of shareholders                                               (9,542,602)
  Undistributed net investment income                                 44,920
                                                                 -----------
      Total                                                      $77,158,838
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($77,158,838 / 478,938 shares of capital stock
  outstanding)                                                     $161.10
                                                                   =======

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Income --
      Dividends (net of foreign withholding tax of
        $4,502)                                                   $ 1,345,753
      Interest                                                        261,654
                                                                  -----------
        Total income                                              $ 1,607,407
    Expenses --
      Investment adviser fee (Note 4)               $   438,395
      Compensation of Directors not members of the
        Investment Adviser's organization                 5,964
      Custodian fees (Note 4)                            44,821
      Printing and postage                               17,854
      Legal and accounting services                      28,237
      Transfer and dividend disbursing agent fees        16,507
      Miscellaneous                                       8,766
                                                    -----------
        Total expenses                              $   560,544

    Deduct --
      Reduction of custodian fee (Note 4)                 4,604
                                                    -----------
          Net expenses                                                555,940
                                                                  -----------
          Net investment income                                   $ 1,051,467

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost
    ($1,332,169 net gain as computed for federal
    income tax purposes)                            $ 3,167,576
  Increase in unrealized appreciation of
    investments                                      14,892,471
                                                    -----------
    Net realized and unrealized gain on
     investments                                                   18,060,047
                                                                  -----------
      Net increase in net assets from operations                  $19,111,514
                                                                  ===========

                       See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                        1995          1994
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                           $ 1,051,467   $ 1,048,756
    Net realized gain on investments                  3,167,576     4,245,415
    Increase in unrealized appreciation of
      investments                                    14,892,471    (4,356,973)
                                                    -----------   -----------
      Increase in net assets from operations        $19,111,514   $   937,198
                                                    -----------   -----------
  Distributions to shareholders --
    From net investment income                      $(1,051,467)  $(1,025,956)
    In excess of net investment income                  (31,557)       --
    From net realized gain on investments              (558,284)       --
                                                    -----------   -----------
      Total distributions to shareholders           $(1,641,308)  $(1,025,956)
                                                    -----------   -----------
  Provision for federal tax on undistributed net
    realized long-term gain (Note 1B)               $  (293,577)  $  (245,003)
  Net decrease from capital stock transactions
     (Note 2)                                       $(1,661,525)  $(3,742,321)
                                                    -----------   -----------
        Net increase (decrease) in net assets       $15,515,104   $(4,076,082)
                                                    -----------   -----------
NET ASSETS:
  At beginning of year                               61,643,734    65,719,816
                                                    -----------   -----------
  At end of year (including undistributed net
   investment income of $44,920 and $76,477,
   respectively)                                    $77,158,838   $61,643,734
                                                    ===========   ===========

                       See notes to financial statements

                                          FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                      1995            1994           1993           1992           1991
                                      ----            ----           ----           ----           ----
NET ASSET VALUE, beginning of year     $125.590       $126.260       $121.950       $118.850       $ 94.790
                                       --------       --------       --------       --------       --------
  INCOME FROM OPERATIONS:
    Net investment income              $  2.188       $  2.103       $  1.745       $  1.688       $  1.803
    Net realized and unrealized
      gain (loss) on investments         37.355         (0.224)         4.666          3.836         24.171
                                       --------       --------       --------       --------       --------
      Total income from operations     $ 39.543       $  1.879       $  6.411       $  5.524       $ 25.974
                                       --------       --------       --------       --------       --------
  LESS DISTRIBUTIONS:
    From net investment income         $ (2.184)      $ (2.050)      $ (1.680)      $ (1.710)      $ (1.770)
    In excess of net investment
      income                             (0.066)       --             --             --             --
    From net realized gain on
      investments                        (1.170)       --             --             --             --
                                       --------       --------       --------       --------       --------
      Total distributions              $ (3.420)      $ (2.050)      $ (1.680)      $ (1.710)      $ (1.770)
                                       --------       --------       --------       --------       --------
  PROVISION FOR FEDERAL TAX ON
  UNDISTRIBUTED NET REALIZED LONG-
  TERM GAIN (NOTE 1B)                  $ (0.613)      $ (0.499)      $ (0.421)      $ (0.714)      $ (0.144)
                                       --------       --------       --------       --------       --------
NET ASSET VALUE, end of year           $161.100       $125.590       $126.260       $121.950       $118.850
                                       ========       ========       ========       ========       ========
TOTAL RETURN<F1>                         31.00%          1.09%          4.92%          4.27%         27.18%

RATIOS/SUPPLEMENTAL DATA (to
average daily net assets):
  Net assets, at end of period
    (000's omitted)                    $ 77,159       $ 61,644       $ 65,720       $ 67,529       $ 69,959
  Expenses                                0.80%          0.82%          0.81%          0.81%          0.82%
  Net investment income                   1.50%          1.65%          1.40%          1.42%          1.64%
PORTFOLIO TURNOVER                          12%            12%             9%             5%             6%

<F1> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                       See notes to financial statements

------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on security exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary on such income. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

C. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and dividends to shareholders are recorded on the ex-dividend date.

D. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) CAPITAL STOCK
At December 31, 1995, there were 3,640,001 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                          YEAR ENDED DECEMBER 31,
                              ------------------------------------------------
                                        1995                     1994
                              ------------------------  ----------------------
                               SHARES       AMOUNT       SHARES      AMOUNT
                              ---------  -------------  --------  ------------
Redemptions                    (14,449)   $(2,061,373)  (31,008)  $(3,910,059)
Issued to shareholders
  electing to receive
  payment of distributions
  in capital stock               2,566        399,848     1,325       167,738
                               -------    -----------    ------   -----------
    Net decrease               (11,883)   $(1,661,525)  (29,683)  $(3,742,321)
                               =======    ===========   =======   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $9,638,460 and $9,298,768, respectively. In addition, investments having an aggregate market value of $1,917,823 at dates of redemption were distributed in payment for capital stock redeemed.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Fund's average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT), for its services as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Prior to November 10, 1995 IBT was an affiliate of EVM. Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations. Directors of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year.

------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                     $21,920,639
                                                                   ===========
Gross unrealized appreciation                                      $55,488,945
Gross unrealized depreciation                                           78,946
                                                                   -----------
    Net unrealized appreciation                                    $55,409,999
                                                                   ===========

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SECOND FIDUCIARY EXCHANGE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Second Fiduciary Exchange Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Second Fiduciary Exchange Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
JANUARY 26, 1996

-----------------------------------------------------------------------------
                            INVESTMENT MANAGEMENT

SECOND FIDUCIARY         OFFICERS AND STAFF          INDEPENDENT DIRECTORS
EXCHANGE                 LANDON T. CLAY              DONALD R. DWIGHT
FUND, INC.               President, Director         President, Dwight
24 Federal Street        JAMES B. HAWKES               Partners, Inc.
Boston, MA 02110         Vice President              Chairman, Newspapers of
                         THOMAS E. FAUST               New England, Inc.
                         Vice President and          SAMUEL L. HAYES, III
                         Portfolio Manager           Jacob H. Schiff Professor
                         JAMES L. O'CONNOR             of Investment Banking,
                         Treasurer                     Harvard University
                         THOMAS OTIS                   Graduate School of
                         Clerk                         Business Administration
                                                     NORTON H. REAMER
                                                     President and Director,
                                                       United Asset Management
                                                       Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary
                                                       Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and
                                                       Consultant
-----------------------------------------------------------------------------
                         SECOND FIDUCIARY EXCHANGE   TRANSFER AND DIVIDEND
                         FUND, INC.                  DISBURSING AGENT
                         24 Federal Street           First Data Investor
                         Boston, MA 02110            Services Group, Inc.
                         INVESTMENT ADVISER          BOS725
                         Eaton Vance Management      P.O. Box 1559
                         24 Federal Street           Boston, MA 02104
                         Boston, MA 02110            800-262-1122
                         CUSTODIAN                   INDEPENDENT AUDITORS
                         Investors Bank & Trust      Deloitte & Touche LLP
                         Company                     125 Summer Street
                         89 South Street             Boston, MA 02110
                         P.O. Box 1537
                         Boston, MA 02205-1537

                                SECOND FIDUCIARY
                               EXCHANGE FUND, INC.

                              PERFORMANCE RESULTS+
-----------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                    FOR THE PERIODS ENDED DECEMBER 31, 1995)
-----------------------------------------------------------------------------
One year                                                                31.0%
-----------------------------------------------------------------------------
Five years                                                              13.0%
-----------------------------------------------------------------------------
Ten years                                                               10.8%
-----------------------------------------------------------------------------
Life of Fund (6/5/67)                                                    9.0%
-----------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (6/5/67 to 12/31/95)
-----------------------------------------------------------------------------
Second Fiduciary Exchange Fund                                       1,077.9%
-----------------------------------------------------------------------------
Dow Jones Industrial Average                                         1,924.5%
-----------------------------------------------------------------------------
Standard &Poor's 500                                                 1,993.2%
-----------------------------------------------------------------------------

+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard &Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.

                                     [logo]
                                   EATON VANCE
                              The Boston Tradition
                              Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110

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